U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

VERITY CORP.

(Exact name of small business issuer as specified in its charter)

Nevada	333-147367	38-3767357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

387 Corona St., Suite 555, Denver, CO 80218

 (Address of principal executive offices)

(720) 442-7000

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03  Bankruptcy or Receivership.

In Case Number A-16-733815-B, Nevada's 8th Judicial District, Business Court, appointed Robert Stevens as Receiver for Verity Corp. on May 3, 2016. Creditors are required to provide claims in writing under oath on or before November 3, 2016 or they will be barred under NRS §78.675.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITY CORP.,
(Registrant)

Dated: May 16, 2016	By:	/s/ Robert Stevens
Robert Stevens
Receiver